UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 7, 2008

                           DOLPHIN DIGITAL MEDIA INC.
             (Exact name of registrant as specified in its charter)


           Nevada                      0-50621                  86-0787790
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


  804 Douglas Road, Executive Tower Bldg., Suite                  33134
                365, Miami, Florida
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (305) 774-0407
                                                    --------------

Registrant's facsimile number, including area code: (305) 774-0405
                                                    --------------

Registrant's former address: 82 Avenue Road, Toronto, Ontario, M5R 2H2 Canada

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective October 7th, 2008, Enzo Taddei resigned as Chief Financial Officer of Dolphin Digital Media, Inc.

         Brian Blosser, 54 years of age, current Finance Controller of Dolphin Digital Media, Inc., will act as Principal Accounting Officer of the company, effective as of October 7, 2008, and continue until such time as a permanent replacement Chief Financial Officer is named. Mr. Blosser will not receive any additional compensation from the company for his performance of interim services as Principal Accounting Officer nor shall his pre-existing contract with the Company be amended in any way as a result of his acceptance to perform and performance of such interim services.

         Prior to joining the Company in January, 2008, Mr. Blosser was the Chief Financial Officer for a national chain of optical stores in Canada. Mr. Blosser gained his designation as Certified General Accountant in 1986. From 1986 to date Mr. Blosser has held various financial controller positions with companies ranging from $5 million to $40 million in annual sales.

         A copy of the press release relating to this Item 5.02 is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

         Exhibit No.      Exhibit Description
         -----------      -------------------

          99.1 Press Release of Dolphin Digital Media, Inc., dated October 13, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               Dolphin Digital Media, Inc.

Date:   October 13, 2008                  By:  /s/ Pino G. Baldassarre
       ------------------                      ---------------------------------
                                               Pino G. Baldassarre
                                               President and Managing Director




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